UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 30, 2019

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On October 30, 2019, TE Connectivity Ltd. (the “Company”) issued a press release reporting the Company’s fourth quarter and full year results for fiscal 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

Item 2.05. Costs Associated with Exit or Disposal Activities

On October 30, 2019, the Company announced continued restructuring actions to accelerate cost reduction and factory footprint consolidation activities in response to market weakness. The Company expects to incur approximately $200 million to $250 million in charges during fiscal year 2020 primarily comprised of employee related termination benefits. Fiscal 2020 restructuring actions are expected to be completed by fiscal year 2022. The Company expects total cash spending relating to previously initiated and current restructuring actions, which will be funded with cash from operations, to be approximately $300 million in fiscal 2020.

Item 7.01.  Regulation FD Disclosure

The Company will hold a conference call and webcast on October 30, 2019 (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast”).  A copy of the slide materials to be discussed at the conference call and webcast is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated herein by reference, and the slide materials also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press release issued October 30, 2019

99.2	Presentation - TE Connectivity Q4 2019 Earnings Call (October 30, 2019)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2019	TE CONNECTIVITY LTD.

	By:	/s/ Heath A. Mitts
		Name:	Heath A. Mitts
		Title:	Executive Vice President and Chief Financial Officer

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